Exhibit 4.1

MARSH & McLENNAN COMPANIES, INC.,

Issuer,

and

The Bank of New York Mellon,

Trustee

ELEVENTH SUPPLEMENTAL INDENTURE

Dated as of January 15, 2019

$700,000,000 aggregate principal amount of 3.500% Senior Notes due 2020

$1,000,000,000 aggregate principal amount of 3.875% Senior Notes due 2024

$1,250,000,000 aggregate principal amount of 4.375% Senior Notes due 2029

$500,000,000 aggregate principal amount of 4.750% Senior Notes due 2039

$1,250,000,000 aggregate principal amount of 4.900% Senior Notes due 2049

$300,000,000 aggregate principal amount of Floating Rate Senior Notes due 2021

ELEVENTH SUPPLEMENTAL INDENTURE, dated as of January 15, 2019 between MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as Trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer and the Trustee executed and delivered an Indenture, dated as of July 15, 2011 (the “Base Indenture” and, as supplemented hereby, the “Indenture”), to provide for the issuance by the Issuer from time to time of senior debt securities evidencing its unsecured indebtedness, to be issued in one or more series as provided in the Indenture;

WHEREAS, pursuant to a Board Resolution, the Issuer has authorized the issuance of a series of securities evidencing its senior indebtedness, consisting initially of $700,000,000 aggregate principal amount of 3.500% Senior Notes due 2020 (the “2020 Original Notes” and, together with all the Additional 2020 Notes (as defined herein), if any, hereinafter referred to, the “2020 Notes”);

WHEREAS, pursuant to a Board Resolution, the Issuer has authorized the issuance of a series of securities evidencing its senior indebtedness, consisting initially of $1,000,000,000 aggregate principal amount of 3.875% Senior Notes due 2024 (the “2024 Original Notes” and, together with all the Additional 2024 Notes (as defined herein), if any, hereinafter referred to, the “2024 Notes”);

WHEREAS, pursuant to a Board Resolution, the Issuer has authorized the issuance of a series of securities evidencing its senior indebtedness, consisting initially of $1,250,000,000 aggregate principal amount of 4.375% Senior Notes due 2029 (the “2029 Original Notes” and, together with all the Additional 2029 Notes (as defined herein), if any, hereinafter referred to, the “2029 Notes”);

WHEREAS, pursuant to a Board Resolution, the Issuer has authorized the issuance of a series of securities evidencing its senior indebtedness, consisting initially of $500,000,000 aggregate principal amount of 4.750% Senior Notes due 2039 (the “2039 Original Notes” and, together with all the Additional 2039 Notes (as defined herein), if any, hereinafter referred to, the “2039 Notes”);

WHEREAS, pursuant to a Board Resolution, the Issuer has authorized the issuance of a series of securities evidencing its senior indebtedness, consisting initially of $1,250,000,000 aggregate principal amount of 4.900% Senior Notes due 2049 (the “2049 Original Notes” and, together with all the Additional 2049 Notes (as defined herein), if any, hereinafter referred to, the “2049 Notes”);

WHEREAS, pursuant to a Board Resolution, the Issuer has authorized the issuance of a series of securities evidencing its senior indebtedness, consisting initially of $300,000,000 aggregate principal amount of Floating Rate Senior Notes due 2021 (the “Original Floating Rate Notes” and, together with all the

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Additional Floating Rate Notes (as defined herein), if any, hereinafter referred to, the “Floating Rate Notes”). The 2020 Notes, 2024 Notes, 2029 Notes, 2039 Notes, 2049 Notes and Floating Rate Notes are hereinafter referred to as the “Notes”. The 2020 Original Notes, 2024 Original Notes, 2029 Original Notes, 2039 Original Notes, 2049 Original Notes and Original Floating Rate Notes are hereinafter referred to as the “Original Notes”;

WHEREAS, the entry into this Eleventh Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture;

WHEREAS, the Issuer desires to establish the respective terms of the Notes of each series in accordance with Section 2.01 of the Indenture and to establish the respective forms of the Notes of each series in accordance with Section 2.02 of the Indenture; and

WHEREAS, all acts and requirements necessary to make this Eleventh Supplemental Indenture a valid and legally binding indenture and agreement according to its terms have been done.

NOW, THEREFORE, for and in consideration of the premises, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Notes as follows:

ARTICLE 1

Section 1.01. Terms of Notes. The following terms relating to the Notes are hereby established:

(a) The 2020 Notes shall constitute a series of securities having the title “3.500% Senior Notes due 2020”. The 2024 Notes shall constitute a series of securities having the title “3.875% Senior Notes due 2024”. The 2029 Notes shall constitute a series of securities having the title “4.375% Senior Notes due 2029”. The 2039 Notes shall constitute a series of securities having the title “4.750% Senior Notes due 2039”. The 2049 Notes shall constitute a series of securities having the title “4.900% Senior Notes due 2049”. The Floating Rate Notes shall constitute a series of securities having the title “Floating Rate Senior Notes due 2021”.

(b) The aggregate principal amount of the 2020 Original Notes that may be authenticated and delivered under the Indenture (except for 2020 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2020 Notes pursuant to Sections 2.05, 2.06, 2.07 or 9.04 of the Base Indenture) shall be up to $700,000,000. The aggregate principal amount of the 2024 Original Notes that may be authenticated and delivered under the Indenture (except for 2024 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2024 Notes pursuant to Sections

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2.05, 2.06, 2.07 or 9.04 of the Base Indenture) shall be up to $1,000,000,000. The aggregate principal amount of the 2029 Original Notes that may be authenticated and delivered under the Indenture (except for 2029 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2029 Notes pursuant to Sections 2.05, 2.06, 2.07 or 9.04 of the Base Indenture) shall be up to $1,250,000,000. The aggregate principal amount of the 2039 Original Notes that may be authenticated and delivered under the Indenture (except for 2039 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2039 Notes pursuant to Sections 2.05, 2.06, 2.07 or 9.04 of the Base Indenture) shall be up to $500,000,000. The aggregate principal amount of the 2049 Original Notes that may be authenticated and delivered under the Indenture (except for 2049 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2049 Notes pursuant to Sections 2.05, 2.06, 2.07 or 9.04 of the Base Indenture) shall be up to $1,250,000,000. The aggregate principal amount of the Original Floating Rate Notes that may be authenticated and delivered under the Indenture (except for Floating Rate Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Floating Rate Notes pursuant to Sections 2.05, 2.06, 2.07 or 9.04 of the Base Indenture) shall be up to $300,000,000.

(c) The entire outstanding principal of the 2020 Notes shall be payable on December 29, 2020 plus any unpaid interest accrued to such date. The entire outstanding principal of the 2024 Notes shall be payable on March 15, 2024 plus any unpaid interest accrued to such date. The entire outstanding principal of the 2029 Notes shall be payable on March 15, 2029 plus any unpaid interest accrued to such date. The entire outstanding principal of the 2039 Notes shall be payable on March 15, 2039 plus any unpaid interest accrued to such date. The entire outstanding principal of the 2049 Notes shall be payable on March 15, 2049 plus any unpaid interest accrued to such date. The entire outstanding principal of the Floating Rate Notes shall be payable on December 29, 2021 plus any unpaid interest accrued to such date.

(d) (i) The rate at which the 2020 Notes shall bear interest shall be 3.500% per annum; the date from which interest shall accrue on the 2020 Notes shall be January 15, 2019 or from the most recent Interest Payment Date to which interest has been paid; the Interest Payment Dates for the 2020 Notes on which interest will be payable shall be June 29 and December 29 in each year, beginning June 29, 2019; the regular record dates for the interest payable on the Notes on any Interest Payment Date shall be the June 14 or December 14 immediately preceding the applicable Interest Payment Date; and the basis upon which interest on the 2020 Notes shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

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(ii) The rate at which the 2024 Notes shall bear interest shall be 3.875% per annum; the date from which interest shall accrue on the 2024 Notes shall be January 15, 2019 or from the most recent Interest Payment Date to which interest has been paid; the Interest Payment Dates for the 2024 Notes on which interest will be payable shall be March 15 and September 15 in each year, beginning September 15, 2019; the regular record dates for the interest payable on the Notes on any Interest Payment Date shall be the February 28 or August 31 immediately preceding the applicable Interest Payment Date; and the basis upon which interest on the 2024 Notes shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

(iii) The rate at which the 2029 Notes shall bear interest shall be 4.375% per annum; the date from which interest shall accrue on the 2029 Notes shall be January 15, 2019 or from the most recent Interest Payment Date to which interest has been paid; the Interest Payment Dates for the 2029 Notes on which interest will be payable shall be March 15 and September 15 in each year, beginning September 15, 2019; the regular record dates for the interest payable on the Notes on any Interest Payment Date shall be the February 28 or August 31 immediately preceding the applicable Interest Payment Date; and the basis upon which interest on the 2029 Notes shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

(iv) The rate at which the 2039 Notes shall bear interest shall be 4.750% per annum; the date from which interest shall accrue on the 2039 Notes shall be January 15, 2019 or from the most recent Interest Payment Date to which interest has been paid; the Interest Payment Dates for the 2039 Notes on which interest will be payable shall be March 15 and September 15 in each year, beginning September 15, 2019; the regular record dates for the interest payable on the Notes on any Interest Payment Date shall be the February 28 or August 31 immediately preceding the applicable Interest Payment Date; and the basis upon which interest on the 2039 Notes shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

(v) The rate at which the 2049 Notes shall bear interest shall be 4.900% per annum; the date from which interest shall accrue on the 2049 Notes shall be January 15, 2019 or from the most recent Interest Payment Date to which interest has been paid; the Interest Payment Dates for the 2049 Notes on which interest will be payable shall be March 15 and September 15 in each year, beginning September 15, 2019; the regular record dates for the interest payable on the Notes on any Interest Payment Date shall be the February 28 or August 31 immediately preceding the applicable Interest Payment Date; and the basis upon which interest on the 2049 Notes shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

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(vi) The rate at which the Floating Rate Notes shall bear interest shall be as determined by the Calculation Agent (as defined below) in accordance with Section 1.01(d)(vii), subject to the maximum interest rate permitted by New York law (as the same may be modified by United States law of general application). Interest on the Floating Rate Notes for any interest period shall be equal to LIBOR on the Interest Determination Date for such interest period, plus 1.200%. The date from which interest shall accrue on the Floating Rate Notes shall be January 15, 2019 or from the most recent Interest Payment Date to which interest has been paid; the Interest Payment Dates for the Floating Rate Notes on which interest will be payable shall be March 29, June 29, September 29 and December 29 in each year, beginning March 29, 2019; the regular record dates for the interest payable on the Floating Rate Notes on any Interest Payment Date shall be 15 calendar days immediately preceding the applicable Interest Payment Date.

(vii) Promptly upon determination, the Calculation Agent will inform the Trustee (if the Trustee is not then serving as the Calculation Agent) and the Issuer of the interest rate for the next interest period for the Floating Rate Notes. Absent willful misconduct, bad faith or manifest error, the determination of the interest rate by the Calculation Agent shall be binding and conclusive on the respective holders of the Floating Rate Notes, the Trustee and the Issuer. Upon request from any holder of Floating Rate Notes, the Calculation Agent will provide the interest rate in effect for the Floating Rate Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period. The accrued interest for any period shall be calculated by multiplying the principal amount of a Floating Rate Note by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal rounded upwards if necessary) shall be computed by dividing the interest rate (expressed as a decimal rounded upwards if necessary) applicable to such date by 360. All percentages resulting from any calculation of the interest rate with respect to the Floating Rate Notes will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655) and 9.876544 (or .09876544) would be rounded to 9.87654% (or .0987654)). Dollar amounts resulting from such calculation shall be rounded to the nearest cent, with one-half cent being rounded upward.

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(e) (i) The 2020 Notes may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The redemption price (the “Redemption Price”) of the 2020 Notes to be redeemed shall be equal to the greater of (1) 100% of the principal amount of the 2020 Notes to be redeemed and (2) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the 2020 Notes to be redeemed that would be due, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus the Applicable Spread (as defined below) for the 2020 Notes, plus, in each case, accrued and unpaid interest on the principal amount of the 2020 Notes being redeemed to but excluding the redemption date.

(ii) Each of the 2024 Notes, the 2029 Notes, the 2039 Notes and the 2049 Notes may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The Redemption Price of each such series of Notes to be redeemed shall be calculated as follows, plus, in each case, accrued and unpaid interest on the principal amount of such series of Notes being redeemed to but excluding the redemption date:

(A) If the redemption date is prior to the Applicable Par Call Date (as defined below) for such series of Notes, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed that would be due if the Notes matured on the Applicable Par Call Date for such series of Notes (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus the Applicable Spread for such series of Notes.

(B) If the redemption date is on or after the Applicable Par Call Date for such series of Notes, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed.

(iii) On and after the Applicable Par Call Date for the Floating Rate Notes, the Floating Rate Notes may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The Redemption Price of the Floating Rate Notes to be redeemed shall be equal to 100% of the principal amount of the Floating Rate Notes to be redeemed plus accrued and unpaid interest on the principal amount of the Floating Rate Notes being redeemed to but excluding the redemption date.

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(iv) (A) In case the Issuer shall desire to exercise such right to redeem all or, as the case may be, a portion of any series of the Notes in accordance with Section 1.01(e)(i)-(iii) above, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed by transmitting a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption to such holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

(B) Each such notice of redemption shall specify the series and amount of Notes to be redeemed, the date fixed for redemption and the applicable Redemption Price at which the Notes to be redeemed are to be redeemed, and shall state that payment of the Redemption Price of such Notes to be redeemed will be made at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue; except that interest shall continue to accrue on any Note or portion thereof with respect to which the Issuer defaults in the payment of such Redemption Price and accrued interest. If less than all the Notes of a series are to be redeemed, the notice to the holders of the Notes of that series to be redeemed in whole or in part shall specify the particular Notes to be redeemed. In case any Notes are to be redeemed in part only, the notice that relates to such Notes shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such security, a new Note of such series in principal amount equal to the unredeemed portion thereof will be issued.

(C) If the Trustee is to provide notice to the holders of the Notes in accordance with this Section 1.01(e)(iv), for a partial or full redemption, the Issuer shall give the Trustee at least 45 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Notes of such series to be redeemed, and thereupon, in the case of a partial redemption, the Notes of such series to be redeemed

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will be selected in accordance with the procedures of the Depositary in a manner that provides for the selection of a portion or portions (equal to two thousand U.S. dollars ($2,000) or integral multiples of $1,000 in excess thereof) of the principal amount of the Notes of such series of a denomination larger than $2,000.

(D) The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of a series of Notes for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Issuer or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Issuer shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice that may be required under the provisions of this Section.

(E) Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes of the applicable series during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes of such series selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes of such series so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

(F) If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of the Notes to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and interest on such Notes shall cease to accrue on and after the date fixed for redemption, unless the Issuer shall default in the payment of such Redemption Price and accrued interest.

(f) (i) If, (A) the Acquisition (as defined below) is not completed by the parties to the Cooperation Agreement (as defined below) on or prior to December 31, 2019, (B) the Cooperation Agreement is terminated or (C) the Issuer notifies the Trustee that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), then the Issuer shall redeem all of the 2020 Notes, the 2024 Notes, the 2029 Notes, the 2039 Notes and the Floating Rate Notes (collectively, the “Special Mandatory Redemption

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Notes”) on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Special Mandatory Redemption Notes to be redeemed, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

(ii) Upon the occurrence of a Special Mandatory Redemption Event, promptly, but in no event more than five (5) Business Days (as defined below), following such Special Mandatory Redemption Event, the Issuer shall deliver notice to the Trustee of such special mandatory redemption and the date upon which such Special Mandatory Redemption Notes will be redeemed, which shall be no later than the third (3rd) Business Day following the date of such notice (the “Special Mandatory Redemption Date”), together with a notice of Special Mandatory Redemption, which shall be delivered in the name and at the expense of the Issuer. The Trustee shall promptly mail, or electronically deliver, the Special Mandatory Redemption Notice (as defined below), according to the procedures of The Depository Trust Company, to each registered holder of Special Mandatory Redemption Notes to be redeemed at such holder’s registered address.

(iii) If funds sufficient to pay the Special Mandatory Redemption Price of all of the Special Mandatory Redemption Notes to be redeemed on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Special Mandatory Redemption Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under such Special Mandatory Redemption Notes shall terminate.

(iv) Notwithstanding anything to the contrary, the Cooperation Agreement may be amended and the form of the Acquisition may be modified at any time, in each case, without the consent of any holder of the Special Mandatory Redemption Notes.

(g) As used herein:

“Acquisition” means the Issuer’s pending acquisition of Jardine Lloyd Thomson Group plc.

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“Applicable Par Call Date” means, (i) with respect to the 2024 Notes, February 15, 2024 (one month prior to the stated maturity date of such Notes), (ii) with respect to the 2029 Notes, December 15, 2028 (three months prior to the stated maturity date of such Notes), (iii) with respect to the 2039 Notes, September 15, 2038 (six months prior to the stated maturity date of such Notes), (iv) with respect to the 2049 Notes, September 15, 2048 (six months prior to the stated maturity date of such Notes), and (v) with respect to the Floating Rate Notes, December 29, 2019.

“Applicable Spread” means, (i) with respect to the 2020 Notes, 15 basis points, (ii) with respect to the 2040 Notes, 20 basis points, (iii) with respect to the 2029 Notes, 25 basis points, (iv) with respect to the 2039 Notes, 30 basis points, and (v) with respect to the 2049 Notes, 30 basis points.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

“Calculation Agent” means The Bank of New York Mellon, or such successor calculation agent as the Issuer appoints.

“Cooperation Agreement” means that certain Cooperation Agreement, dated as of September 18, 2018, by and among the Issuer, MMC Treasury Holdings (UK) Limited, a wholly-owned subsidiary of the Issuer, and Jardine Lloyd Thomson Group plc.

“Comparable Treasury Issue” means, with respect to a series of Notes, the United States Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes of such series to be redeemed (assuming for this purpose, that the Notes matured on the Applicable Par Call Date for such series of Notes or, in the case of the 2020 Notes, on the maturity date for such series of Notes) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker is provided with fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Interest Determination Date” means, for any interest period, two London Business Days prior to the applicable Interest Reset Date for such interest period; provided, for the initial interest period for the Floating Rate Notes, the Interest Determination Date means January 11, 2019.

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“Interest Reset Date” means March 29, June 29, September 29 and December 29 in each year.

“LIBOR” shall mean the offered rate for deposits in U.S. dollars for the three-month period which appears on Reuters Screen LIBOR01 Page at approximately 11:00 a.m., London time; provided, for the initial interest period for the Floating Rate Notes, LIBOR shall mean an interpolated rate between the offered rates for deposits in U.S. dollars for the three-month period and the two-month period, each of which appears on Reuters Screen LIBOR01 Page at approximately 11:00 a.m., London time. If this rate does not appear on the Reuters Screen LIBOR01 Page, the Calculation Agent will determine the interest rate on the Floating Rate Notes for the applicable Interest Reset Date on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the Issuer at approximately 11:00 a.m., London time, two London Banking Days prior to such Interest Reset Date to prime banks in the London interbank market for a period of three months commencing on such Interest reset Date and in principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent shall request the principal London office of each such major London bank to provide a quotation of such rate. If at least two such quotations are provided, LIBOR for such Interest Reset Date will be the average of such quotations. If fewer than two quotations are provided, LIBOR for such Interest Reset Date shall be the average of the rates quoted by three major banks in New York, New York selected by the Issuer at approximately 11:00 a.m., New York time, two London Banking Days prior to the such Interest Reset Date for loans in U.S. dollars to leading banks for a period of three months commencing on such Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent shall request the principal New York office of each such major New York bank to provide a quotation of such rate. If fewer than three such quotations are provided, LIBOR for such Interest Reset Date shall be the same as the rate determined on the immediately preceding Interest Reset Date. Notwithstanding the foregoing, if prior to any Interest Reset Date, the Issuer determines that LIBOR has been permanently discontinued, LIBOR has been discontinued, then the Calculation Agent will use, at the direction of the Issuer, for each subsequent Interest Reset Date, the substitute or successor reference rate for LIBOR that has been selected by a central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) and whose use is consistent with then-accepted market practice for debt obligations such as the Floating Rate Notes (the “Alternative Rate”) and may, after consultation with Issuer, determine what business day convention to use, the definition of business day, the reference rate determination date to be used and any other relevant methodology for calculating such substitute or successor reference rate, including any adjustment factor needed to make such Alternative Rate comparable to the LIBOR in a manner that is consistent with industry-accepted practices for the use of such

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Alternative Rate for debt obligations such as the Floating Rate Notes (collectively, “Adjustments”). However, if the Issuer determines that there is no clear market consensus as to whether any rate has replaced LIBOR in customary market usage, the Issuer shall appoint in its sole discretion an independent financial advisor to determine an appropriate Alternative Rate and any Adjustments thereon, and the decision of the independent financial advisor will be binding on the Issuer, the Calculation Agent and the holders of the Floating Rate Notes; provided, if the Issuer determines that LIBOR has been permanently discontinued and, for any reason, an Alternative Rate has not been determined, LIBOR shall equal LIBOR for the interest period immediately preceding such Interest Reset Date.

“London Banking Day” means any day in which dealings in U.S. dollar deposits are transacted in the London interbank market.

“Reference Treasury Dealer” means (i) Goldman Sachs & Co. LLC and its successors, (ii) Citigroup Global Markets Inc. and its successors, (iii) Deutsche Bank Securities Inc. and its successors and (iv) Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successors, who are primary U.S. Government securities dealers for the City of New York (each a “Primary Treasury Dealer”), and any other Primary Treasury Dealer as the Issuer may specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Issuer will substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date in respect of the Notes of a series, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Reuters Screen LIBOR01 Page” means the display page so designated currently so designated on the Reuters Monitor Money Rates for the purpose of displaying London interbank offered rates of major banks (or any successor page).

“Special Mandatory Redemption Notice” means a notice to registered holders of the Special Mandatory Redemption Notes that such Notes shall be redeemed and specifying the Special Mandatory Redemption Date and such other information as required, to the extent applicable, by the Base Indenture.

“Treasury Rate” means, with respect to any redemption date in respect of the Notes of a series, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

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The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

With respect to Section 1.01(e)(ii)(A) above, the Trustee shall be entitled to conclusively rely upon the calculations of the Independent Investment Banker.

(f) The Notes shall be issuable in denominations equal to two thousand U.S. dollars ($2,000) or integral multiples of $1,000 in excess thereof.

(g) The Trustee shall also be the security registrar and paying agent for the Notes.

(h) Payments of the principal of and interest on the Notes shall be made in U.S. dollars, and the Notes shall be denominated in U.S. dollars.

(i) The holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

(j) The Notes shall not be subordinated to any other debt of the Issuer, and shall constitute senior unsecured obligations of the Issuer.

(k) The Notes of each series shall be issued as a Global Security and The Depository Trust Company, New York, New York shall be the initial Depositary. The Notes are not convertible into shares of common stock or other securities of the Issuer.

Section 1.02. Form of Note. The form of the 2020 Notes is attached hereto as Exhibit A. The form of the 2024 Notes is attached hereto as Exhibit B. The form of the 2029 Notes is attached hereto as Exhibit C. The form of the 2039 Notes is attached hereto as Exhibit D. The form of the 2049 Notes is attached hereto as Exhibit E. The form of the Floating Rate Notes is attached hereto as Exhibit F.

Section 1.03. Additional Notes. Subject to the terms and conditions contained herein, the Issuer may issue additional notes of any series (such additional notes of the series of 2020 Notes, the “Additional 2020 Notes”, of the series of 2024 Notes, the “Additional 2024 Notes”, of the series of 2029 Notes, the “Additional 2029 Notes”, of the series of 2039 Notes, the “Additional 2039 Notes”, of the series of 2049 Notes, the “Additional 2049 Notes” and of the series of Floating Rate Notes, the “Additional Floating Rate Notes”, and collectively, the “Additional Notes”) having the same ranking and the same interest rate, maturity and other terms as the Original Notes of such series (except as otherwise described in the form of the Notes of such series), without the consent of the holders of the Original Notes of such series then Outstanding. Any

13

such Additional Notes of any series will be a part of the series having the same terms as the Original Notes of such series, provided that, if any additional notes subsequently issued are not fungible for U.S. federal income tax purposes with any notes previously issued and such additional notes shall trade under a separate CUSIP. The aggregate principal amount of the Additional Notes of any series, if any, shall be unlimited. The Original Notes and the Additional Notes, if any, of any series shall constitute one series for all purposes under this Eleventh Supplemental Indenture, including, without limitation, amendments, waivers and redemptions.

Section 1.04 Amendment of Section 6.01(a)(i) of the Base Indenture. Solely for the purposes of each series the Notes, respectively, Section 6.01(a)(i) of the Base Indenture is hereby amended by replacing that section in its entirety with the following:

“the Company defaults in the payment of any installment of interest on the Notes (as defined in this Supplemental Indenture) of such series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto, shall not constitute a default in the payment of interest for this purpose.”

ARTICLE 2

MISCELLANEOUS

Section 2.01. Definitions. Capitalized terms used but not defined in this Eleventh Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.

Section 2.02. Confirmation of Indenture. The Indenture, as heretofore supplemented and amended and as further supplemented and amended by this Eleventh Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Eleventh Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 2.03. Concerning the Trustee. The Trustee assumes no duties, responsibilities or liabilities by reason of this Eleventh Supplemental Indenture other than as set forth in the Indenture and, in carrying out its responsibilities hereunder, shall have all of the rights, protections and immunities which it possesses under the Indenture. The Trustee makes no representations as to the validity or sufficiency of this Eleventh Supplemental Indenture. The recitals herein are deemed to be those of the Issuer and not of the Trustee.

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Section 2.04. Governing Law. This Eleventh Supplemental Indenture, the Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York.

Section 2.05. Separability. In case any provision in this Eleventh Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.06. Counterparts. This Eleventh Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, this Eleventh Supplemental Indenture has been duly executed by the Issuer and the Trustee as of the day and year first written above.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Mark C. McGivney
	Name:	Mark C. McGivney
	Title:	Chief Financial Officer

Attest:

By:	/s/ Katherine J. Brennan
	Name:	Katherine J. Brennan
	Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

[Signature Page to the Eleventh Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Francine Kincaid
Name: Francine Kincaid
Title: Vice President

[Signature Page to the Eleventh Supplemental Indenture]

Exhibit A

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE BASE INDENTURE, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. [1] / [2]	$[500,000,000] / [200,000,000]

CUSIP No. 571748 BE1

ISIN No. US571748BE18

MARSH & McLENNAN COMPANIES, INC.

3.500% Senior Notes due 2020

MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [FIVE HUNDRED MILLION] / [TWO HUNDRED MILLION] DOLLARS ($[500,000,000] / [200,000,000]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on December 29, 2020 and to pay interest on said principal sum from January 15, 2019 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on June 29 and December 29 of each year commencing June 29, 2019 at the rate of 3.500% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the June 14 or December 14 preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the registered holder of this Note is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Note will be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Issuer.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid until the Certificate of Authentication hereon shall have been signed manually by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated: January 15, 2019

MARSH & McLENNAN COMPANIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By
Authorized Signatory

Dated:__________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Note of Marsh & McLennan Companies, Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Issuer with full power of substitution in the premises.

Dated:___________________

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

MARSH & McLENNAN COMPANIES, INC.

3.500% Senior Notes due 2020

The initial aggregate principal amount of this Global Security is $[500,000,000] / [200,000,000]. The following increases or decreases in this Global Security have been made:

No: _____

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

MARSH & McLENNAN COMPANIES, INC.

3.500% Senior Notes due 2020

This Note is one of a duly authorized series of Securities (referred to in the Base Indenture (hereafter defined)), of the Issuer (herein sometimes referred to as the “Notes”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Base Indenture”), dated as of July 15, 2011 between the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented in the case of the Notes by the Eleventh Supplemental Indenture, dated as of January 15, 2019, between the Issuer and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Notes. This series of Notes is initially limited in aggregate principal amount as specified in said Eleventh Supplemental Indenture. This series of Notes and any Additional Notes of this series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. The terms and conditions of this series of Notes and any Additional Notes of this series (other than the issue price, the date of issuance, the payment of interest accruing prior to the issue date of the Additional Notes and the first payment of interest following such issue date) shall be the same and shall bear the same CUSIP number.

The Notes may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The redemption price (the “Redemption Price”) of the Notes to be redeemed shall be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed that would be due, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to but excluding the redemption date.

In case the Issuer shall desire to exercise such right to redeem all or, as the case may be, a portion of the Notes, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed by transmitting a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption to such holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

Each such notice of redemption shall specify the amount of Notes to be redeemed, the date fixed for redemption and the applicable Redemption Price at which the Notes are to be redeemed, and shall state that payment of the Redemption Price of such Notes to be redeemed will be made at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue; except that interest shall continue to accrue on any such Note or portion thereof with respect to which the Issuer defaults in the payment of such Redemption Price and accrued interest. If less than all the Notes are to be redeemed, the notice to the holders of the Notes to be redeemed in whole or in part shall specify the particular Notes to be redeemed. In case any Note is to be redeemed in part only, the notice that relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such security, a new Note in principal amount equal to the unredeemed portion thereof will be issued.

If the Trustee is to provide notice to the holders of the Notes as described herein, for a partial or full redemption, the Issuer shall give the Trustee at least 45 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Notes to be redeemed, and thereupon, in the case of a partial redemption, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary in a manner that provides for the selection of a portion or portions (equal to two thousand U.S. dollars ($2,000) or integral multiples of $1,000 in excess thereof) of the principal amount of such Notes of a denomination larger than $2,000.

The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Notes for redemption and to give notice of redemption in the manner set forth in this Note, such notice to be in the name of the Issuer or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Issuer shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions stated herein.

Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of the Notes to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and interest on such Notes shall cease to accrue on and after the date fixed for redemption, unless the Issuer shall default in the payment of such Redemption Price and accrued interest.

“Comparable Treasury Issue” means, with respect to the Notes, the United States Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker is provided with fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Reference Treasury Dealer” means (i) Goldman Sachs & Co. LLC and its successors, (ii) Citigroup Global Markets Inc. and its successors, (iii) Deutsche Bank Securities Inc. and its successors and (iv) Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successors, who are primary U.S. Government securities dealers for the City of New York (each a “Primary Treasury Dealer”), and any other Primary Treasury Dealer as the Issuer may specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Issuer will substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date in respect of the Notes, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date in respect of the Notes, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

If, (A) the Issuer’s pending acquisition of Jardine Lloyd Thomson Group plc (the “Acquisition”) is not completed by the parties to that certain Cooperation Agreement, dated as of September 18, 2018, by and among the Issuer, MMC Treasury Holdings (UK) Limited, a wholly-owned subsidiary of the Issuer, and Jardine Lloyd Thomson Group plc (the “Cooperation Agreement”), on or prior to December 31, 2019, (B) the Cooperation Agreement is terminated or (C) the Issuer notifies the Trustee that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), then the Issuer shall redeem all of the Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Special Mandatory Redemption Notes to be redeemed, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

Upon the occurrence of a Special Mandatory Redemption Event, promptly, but in no event more than five (5) Business Days, following such Special Mandatory Redemption Event, the Issuer shall deliver notice to the Trustee of such special mandatory redemption and the date upon which such Special Mandatory Redemption Notes will be redeemed, which shall be no later than the third (3rd) Business Day following the date of such notice (the “Special Mandatory Redemption Date”), and a notice to registered holders of the Notes that such Notes shall be redeemed and specifying the Special Mandatory Redemption Date and such other information as required, to the extent applicable, by the Base Indenture (the “Special Mandatory Redemption Notice”), which shall be delivered in the name and at the expense of the Issuer. The Trustee shall promptly mail or electronically deliver the Special Mandatory Redemption Notice, according to the procedures of The Depository Trust Company, to each registered holder of Notes to be redeemed at such holder’s registered address.

If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under the Notes shall terminate.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) extend the fixed maturity of any Securities, including the Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class), to waive any past default in the performance of any of the covenants contained in the Base Indenture, or established pursuant to the Base Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Notes, in which case, each such affected series voting as a separate class. Any such consent or waiver by the registered holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Notes. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer’s timely delivery of all reports and certificates required under Section 5.03 of the Base Indenture and to fulfill its obligations under Article VII of the Indenture. If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in principal amount of the Outstanding Notes (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Base Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Base Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the Notes at the time Outstanding (voting as provided in Section 6.04(b) of the Base Indenture) a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES INCLUDING THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

Exhibit B

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE BASE INDENTURE, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. [1] / [2]                                                                                                                                                        $500,000,000

CUSIP No. 571748 BF8

ISIN No. US571748BF82

MARSH & McLENNAN COMPANIES, INC.

3.875% Senior Notes due 2024

MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on March 15, 2024 and to pay interest on said principal sum from January 15, 2019 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on March 15 and September 15 of each year commencing September 15, 2019 at the rate of 3.875% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the February 28 or August 31 preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the registered holder of this Note is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Note will be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Issuer.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid until the Certificate of Authentication hereon shall have been signed manually by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated: January 15, 2019

MARSH & McLENNAN COMPANIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By
Authorized Signatory

Dated:

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Note of Marsh & McLennan Companies, Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Issuer with full power of substitution in the premises.

Dated:___________________

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

MARSH & McLENNAN COMPANIES, INC.

3.875% Senior Notes due 2024

The initial aggregate principal amount of this Global Security is $500,000,000. The following increases or decreases in this Global Security have been made:

No: _____

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

MARSH & McLENNAN COMPANIES, INC.

3.875% Senior Notes due 2024

This Note is one of a duly authorized series of Securities (referred to in the Base Indenture (hereafter defined)), of the Issuer (herein sometimes referred to as the “Notes”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Base Indenture”), dated as of July 15, 2011 between the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented in the case of the Notes by the Eleventh Supplemental Indenture, dated as of January 15, 2019, between the Issuer and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Notes. This series of Notes is initially limited in aggregate principal amount as specified in said Eleventh Supplemental Indenture. This series of Notes and any Additional Notes of this series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. The terms and conditions of this series of Notes and any Additional Notes of this series (other than the issue price, the date of issuance, the payment of interest accruing prior to the issue date of the Additional Notes and the first payment of interest following such issue date) shall be the same and shall bear the same CUSIP number.

The Notes may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The redemption price (the “Redemption Price”) of the Notes to be redeemed shall be calculated as follows, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to but excluding the redemption date:

(A) If the redemption date is prior to February 15, 2024, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed that would be due if the Notes matured on February 15, 2024 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 20 basis points.

(B) If the redemption date is on or after February 15, 2024, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed.

In case the Issuer shall desire to exercise such right to redeem all or, as the case may be, a portion of the Notes, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed by transmitting a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption to such holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

Each such notice of redemption shall specify the amount of Notes to be redeemed, the date fixed for redemption and the applicable Redemption Price at which the Notes are to be redeemed, and shall state that payment of the Redemption Price of such Notes to be redeemed will be made at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue; except that interest shall continue to accrue on any such Note or portion thereof with respect to which the Issuer defaults in the payment of such Redemption Price and accrued interest. If less than all the Notes are to be redeemed, the notice to the holders of the Notes to be redeemed in whole or in part shall specify the particular Notes to be redeemed. In case any Note is to be redeemed in part only, the notice that relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such security, a new Note in principal amount equal to the unredeemed portion thereof will be issued.

If the Trustee is to provide notice to the holders of the Notes as described herein, for a partial or full redemption, the Issuer shall give the Trustee at least 45 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Notes to be redeemed, and thereupon, in the case of a partial redemption, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary in a manner that provides for the selection of a portion or portions (equal to two thousand U.S. dollars ($2,000) or integral multiples of $1,000 in excess thereof) of the principal amount of such Notes of a denomination larger than $2,000.

The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Notes for redemption and to give notice of redemption in the manner set forth in this Note, such notice to be in the name of the Issuer or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the

Trustee or any such paying agent, the Issuer shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions stated herein.

Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of the Notes to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and interest on such Notes shall cease to accrue on and after the date fixed for redemption, unless the Issuer shall default in the payment of such Redemption Price and accrued interest.

“Comparable Treasury Issue” means, with respect to the Notes, the United States Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming for this purpose, that the Notes matured on February 15, 2024) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker is provided with fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Reference Treasury Dealer” means (i) Goldman Sachs & Co. LLC and its successors, (ii) Citigroup Global Markets Inc. and its successors, (iii) Deutsche Bank Securities Inc. and its successors and (iv) Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successors, who are primary U.S. Government securities dealers for the City of New York (each a “Primary Treasury Dealer”), and any other Primary Treasury Dealer as the Issuer may specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Issuer will substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date in respect of the Notes, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date in respect of the Notes, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

If, (A) the Issuer’s pending acquisition of Jardine Lloyd Thomson Group plc (the “Acquisition”) is not completed by the parties to that certain Cooperation Agreement, dated as of September 18, 2018, by and among the Issuer, MMC Treasury Holdings (UK) Limited, a wholly-owned subsidiary of the Issuer, and Jardine Lloyd Thomson Group plc (the “Cooperation Agreement”), on or prior to December 31, 2019, (B) the Cooperation Agreement is terminated or (C) the Issuer notifies the Trustee that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), then the Issuer shall redeem all of the Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Special Mandatory Redemption Notes to be redeemed, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

Upon the occurrence of a Special Mandatory Redemption Event, promptly, but in no event more than five (5) Business Days, following such Special Mandatory Redemption Event, the Issuer shall deliver notice to the Trustee of such special mandatory redemption and the date upon which such Special Mandatory Redemption Notes will be redeemed, which shall be no later than the third (3rd) Business Day following the date of such notice (the “Special Mandatory Redemption Date”), and a notice to registered holders of the Notes that such Notes shall be redeemed and specifying the Special Mandatory Redemption Date and such other information as required, to the extent applicable, by the Base Indenture (the “Special Mandatory Redemption Notice”), which shall be delivered in the name and at the expense of the Issuer. The Trustee shall promptly mail or electronically deliver the Special Mandatory Redemption Notice, according to the procedures of The Depository Trust Company, to each registered holder of Notes to be redeemed at such holder’s registered address.

If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under the Notes shall terminate.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) extend the fixed maturity of any Securities, including the Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class), to waive any past default in the performance of any of the covenants contained in the Base Indenture, or established pursuant to the Base Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Notes, in which case, each such affected series voting as a separate class. Any such consent or waiver by the registered holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Notes. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer’s timely delivery of all reports and certificates required under Section 5.03 of the Base Indenture and to fulfill its obligations under Article VII of the Indenture. If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in principal amount of the Outstanding Notes (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Base Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Base Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the Notes at the time Outstanding (voting as provided in Section 6.04(b) of the Base Indenture) a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES INCLUDING THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

Exhibit C

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE BASE INDENTURE, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. [1] / [2] / [3]                                                                                      $[500,000,000] / [500,000,000] / [250,000,000]

CUSIP No. 571748 BG6

ISIN No. US571748BG65

MARSH & McLENNAN COMPANIES, INC.

4.375% Senior Notes due 2029

MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [FIVE HUNDRED] / [FIVE HUNDRED] / [TWO HUNDRED AND FIFTY] MILLION DOLLARS ($[500,000,000] / [500,000,000] / [250,000,000]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on March 15, 2029 and to pay interest on said principal sum from January 15, 2019 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on March 15 and September 15 of each year commencing September 15, 2019 at the rate of 4.375% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the February 28 or August 31 preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the registered holder of this Note is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Note will be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Issuer.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid until the Certificate of Authentication hereon shall have been signed manually by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated: January 15, 2019

MARSH & McLENNAN COMPANIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By
Authorized Signatory

Dated:

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Note of Marsh & McLennan Companies, Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Issuer with full power of substitution in the premises.

Dated:___________________

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

MARSH & McLENNAN COMPANIES, INC.

4.375% Senior Notes due 2029

The initial aggregate principal amount of this Global Security is $[500,000,000] / [500,000,000] / [250,000,000]. The following increases or decreases in this Global Security have been made:

No: _____

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

MARSH & McLENNAN COMPANIES, INC.

4.375% Senior Notes due 2029

This Note is one of a duly authorized series of Securities (referred to in the Base Indenture (hereafter defined)), of the Issuer (herein sometimes referred to as the “Notes”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Base Indenture”), dated as of July 15, 2011 between the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented in the case of the Notes by the Eleventh Supplemental Indenture, dated as of January 15, 2019, between the Issuer and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Notes. This series of Notes is initially limited in aggregate principal amount as specified in said Eleventh Supplemental Indenture. This series of Notes and any Additional Notes of this series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. The terms and conditions of this series of Notes and any Additional Notes of this series (other than the issue price, the date of issuance, the payment of interest accruing prior to the issue date of the Additional Notes and the first payment of interest following such issue date) shall be the same and shall bear the same CUSIP number.

The Notes may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The redemption price (the “Redemption Price”) of the Notes to be redeemed shall be calculated as follows, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to but excluding the redemption date:

(A) If the redemption date is prior to December 15, 2028, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed that would be due if the Notes matured on December 15, 2028 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 25 basis points.

(B) If the redemption date is on or after December 15, 2028, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed.

In case the Issuer shall desire to exercise such right to redeem all or, as the case may be, a portion of the Notes, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed by transmitting a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption to such holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

Each such notice of redemption shall specify the amount of Notes to be redeemed, the date fixed for redemption and the applicable Redemption Price at which the Notes are to be redeemed, and shall state that payment of the Redemption Price of such Notes to be redeemed will be made at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue; except that interest shall continue to accrue on any such Note or portion thereof with respect to which the Issuer defaults in the payment of such Redemption Price and accrued interest. If less than all the Notes are to be redeemed, the notice to the holders of the Notes to be redeemed in whole or in part shall specify the particular Notes to be redeemed. In case any Note is to be redeemed in part only, the notice that relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such security, a new Note in principal amount equal to the unredeemed portion thereof will be issued.

If the Trustee is to provide notice to the holders of the Notes as described herein, for a partial or full redemption, the Issuer shall give the Trustee at least 45 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Notes to be redeemed, and thereupon, in the case of a partial redemption, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary in a manner that provides for the selection of a portion or portions (equal to two thousand U.S. dollars ($2,000) or integral multiples of $1,000 in excess thereof) of the principal amount of such Notes of a denomination larger than $2,000.

The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Notes for redemption and to give notice of redemption in the manner set forth in this Note, such notice to be in the name of the Issuer or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the

Trustee or any such paying agent, the Issuer shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions stated herein.

Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of the Notes to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and interest on such Notes shall cease to accrue on and after the date fixed for redemption, unless the Issuer shall default in the payment of such Redemption Price and accrued interest.

“Comparable Treasury Issue” means, with respect to the Notes, the United States Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming for this purpose, that the Notes matured on December 15, 2028) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker is provided with fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Reference Treasury Dealer” means (i) Goldman Sachs & Co. LLC and its successors, (ii) Citigroup Global Markets Inc. and its successors, (iii) Deutsche Bank Securities Inc. and its successors and (iv) Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successors, who are primary U.S. Government securities dealers for the City of New York (each a “Primary Treasury Dealer”), and any other Primary Treasury Dealer as the Issuer may specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Issuer will substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date in respect of the Notes, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date in respect of the Notes, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

If, (A) the Issuer’s pending acquisition of Jardine Lloyd Thomson Group plc (the “Acquisition”) is not completed by the parties to that certain Cooperation Agreement, dated as of September 18, 2018, by and among the Issuer, MMC Treasury Holdings (UK) Limited, a wholly-owned subsidiary of the Issuer, and Jardine Lloyd Thomson Group plc (the “Cooperation Agreement”), on or prior to December 31, 2019, (B) the Cooperation Agreement is terminated or (C) the Issuer notifies the Trustee that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), then the Issuer shall redeem all of the Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Special Mandatory Redemption Notes to be redeemed, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

Upon the occurrence of a Special Mandatory Redemption Event, promptly, but in no event more than five (5) Business Days, following such Special Mandatory Redemption Event, the Issuer shall deliver notice to the Trustee of such special mandatory redemption and the date upon which such Special Mandatory Redemption Notes will be redeemed, which shall be no later than the third (3rd) Business Day following the date of such notice (the “Special Mandatory Redemption Date”), and a notice to registered holders of the Notes that such Notes shall be redeemed and specifying the Special Mandatory Redemption Date and such other information as required, to the extent applicable, by the Base Indenture (the “Special Mandatory Redemption Notice”), which shall be delivered in the name and at the expense of the Issuer. The Trustee shall promptly mail or electronically deliver the Special Mandatory Redemption Notice, according to the procedures of The Depository Trust Company, to each registered holder of Notes to be redeemed at such holder’s registered address.

If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under the Notes shall terminate.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) extend the fixed maturity of any Securities, including the Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class), to waive any past default in the performance of any of the covenants contained in the Base Indenture, or established pursuant to the Base Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Notes, in which case, each such affected series voting as a separate class. Any such consent or waiver by the registered holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Notes. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer’s timely delivery of all reports and certificates required under Section 5.03 of the Base Indenture and to fulfill its obligations under Article VII of the Indenture. If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in principal amount of the Outstanding Notes (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Base Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Base Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the Notes at the time Outstanding (voting as provided in Section 6.04(b) of the Base Indenture) a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES INCLUDING THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

Exhibit D

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE BASE INDENTURE, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. 1                                                                                                                                                                   $500,000,000

CUSIP No. 571748 BH4

ISIN No. US571748BH49

MARSH & McLENNAN COMPANIES, INC.

4.750% Senior Notes due 2039

MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on March 15, 2039 and to pay interest on said principal sum from January 15, 2019 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on March 15 and September 15 of each year commencing September 15, 2019 at the rate of 4.750% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the February 28 or August 31 preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the registered holder of this Note is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Note will be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Issuer.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid until the Certificate of Authentication hereon shall have been signed manually by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated: January 15, 2019

MARSH & McLENNAN COMPANIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By
Authorized Signatory

Dated:

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Note of Marsh & McLennan Companies, Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Issuer with full power of substitution in the premises.

Dated:___________________

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

MARSH & McLENNAN COMPANIES, INC.

4.750% Senior Notes due 2039

The initial aggregate principal amount of this Global Security is $500,000,000. The following increases or decreases in this Global Security have been made:

No: _____

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

MARSH & McLENNAN COMPANIES, INC.

4.750% Senior Notes due 2039

This Note is one of a duly authorized series of Securities (referred to in the Base Indenture (hereafter defined)), of the Issuer (herein sometimes referred to as the “Notes”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Base Indenture”), dated as of July 15, 2011 between the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented in the case of the Notes by the Eleventh Supplemental Indenture, dated as of January 15, 2019, between the Issuer and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Notes. This series of Notes is initially limited in aggregate principal amount as specified in said Eleventh Supplemental Indenture. This series of Notes and any Additional Notes of this series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. The terms and conditions of this series of Notes and any Additional Notes of this series (other than the issue price, the date of issuance, the payment of interest accruing prior to the issue date of the Additional Notes and the first payment of interest following such issue date) shall be the same and shall bear the same CUSIP number.

The Notes may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The redemption price (the “Redemption Price”) of the Notes to be redeemed shall be calculated as follows, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to but excluding the redemption date:

(A) If the redemption date is prior to September 15, 2038, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed that would be due if the Notes matured on September 15, 2038 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 30 basis points.

(B) If the redemption date is on or after September 15, 2038, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed.

In case the Issuer shall desire to exercise such right to redeem all or, as the case may be, a portion of the Notes, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed by transmitting a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption to such holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

Each such notice of redemption shall specify the amount of Notes to be redeemed, the date fixed for redemption and the applicable Redemption Price at which the Notes are to be redeemed, and shall state that payment of the Redemption Price of such Notes to be redeemed will be made at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue; except that interest shall continue to accrue on any such Note or portion thereof with respect to which the Issuer defaults in the payment of such Redemption Price and accrued interest. If less than all the Notes are to be redeemed, the notice to the holders of the Notes to be redeemed in whole or in part shall specify the particular Notes to be redeemed. In case any Note is to be redeemed in part only, the notice that relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such security, a new Note in principal amount equal to the unredeemed portion thereof will be issued.

If the Trustee is to provide notice to the holders of the Notes as described herein, for a partial or full redemption, the Issuer shall give the Trustee at least 45 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Notes to be redeemed, and thereupon, in the case of a partial redemption, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary in a manner that provides for the selection of a portion or portions (equal to two thousand U.S. dollars ($2,000) or integral multiples of $1,000 in excess thereof) of the principal amount of such Notes of a denomination larger than $2,000.

The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Notes for redemption and to give notice of redemption in the manner set forth in this Note, such notice to be in the name of the Issuer or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the

Trustee or any such paying agent, the Issuer shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions stated herein.

Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of the Notes to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and interest on such Notes shall cease to accrue on and after the date fixed for redemption, unless the Issuer shall default in the payment of such Redemption Price and accrued interest.

“Comparable Treasury Issue” means, with respect to the Notes, the United States Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming for this purpose, that the Notes matured on September 15, 2038) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker is provided with fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Reference Treasury Dealer” means (i) Goldman Sachs & Co. LLC and its successors, (ii) Citigroup Global Markets Inc. and its successors, (iii) Deutsche Bank Securities Inc. and its successors and (iv) Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successors, who are primary U.S. Government securities dealers for the City of New York (each a “Primary Treasury Dealer”), and any other Primary Treasury Dealer as the Issuer may specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Issuer will substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date in respect of the Notes, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date in respect of the Notes, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

If, (A) the Issuer’s pending acquisition of Jardine Lloyd Thomson Group plc (the “Acquisition”) is not completed by the parties to that certain Cooperation Agreement, dated as of September 18, 2018, by and among the Issuer, MMC Treasury Holdings (UK) Limited, a wholly-owned subsidiary of the Issuer, and Jardine Lloyd Thomson Group plc (the “Cooperation Agreement”), on or prior to December 31, 2019, (B) the Cooperation Agreement is terminated or (C) the Issuer notifies the Trustee that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), then the Issuer shall redeem all of the Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Special Mandatory Redemption Notes to be redeemed, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

Upon the occurrence of a Special Mandatory Redemption Event, promptly, but in no event more than five (5) Business Days, following such Special Mandatory Redemption Event, the Issuer shall deliver notice to the Trustee of such special mandatory redemption and the date upon which such Special Mandatory Redemption Notes will be redeemed, which shall be no later than the third (3rd) Business Day following the date of such notice (the “Special Mandatory Redemption Date”), and a notice to registered holders of the Notes that such Notes shall be redeemed and specifying the Special Mandatory Redemption Date and such other information as required, to the extent applicable, by the Base Indenture (the “Special Mandatory Redemption Notice”), which shall be delivered in the name and at the expense of the Issuer. The Trustee shall promptly mail or electronically deliver the Special Mandatory Redemption Notice, according to the procedures of The Depository Trust Company, to each registered holder of Notes to be redeemed at such holder’s registered address.

If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under the Notes shall terminate.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) extend the fixed maturity of any Securities, including the Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class), to waive any past default in the performance of any of the covenants contained in the Base Indenture, or established pursuant to the Base Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Notes, in which case, each such affected series voting as a separate class. Any such consent or waiver by the registered holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Notes. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer’s timely delivery of all reports and certificates required under Section 5.03 of the Base Indenture and to fulfill its obligations under Article VII of the Indenture. If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in principal amount of the Outstanding Notes (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Base Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Base Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the Notes at the time Outstanding (voting as provided in Section 6.04(b) of the Base Indenture) a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES INCLUDING THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

Exhibit E

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE BASE INDENTURE, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. [1] / [2] / [3]                                                                                              $[500,000,000] / [500,000,000] / [250,000,000]

CUSIP No. 571748 BJ0

ISIN No. US571748BJ05

MARSH & McLENNAN COMPANIES, INC.

4.900% Senior Notes due 2049

MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [FIVE HUNDRED] / [FIVE HUNDRED] / [TWO HUNDRED AND FIFTY] MILLION DOLLARS ($[500,000,000] / [500,000,000] / [250,000,000]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on March 15, 2049 and to pay interest on said principal sum from January 15, 2019 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on March 15 and September 15 of each year commencing September 15, 2019 at the rate of 4.900% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the February 28 or August 31 preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the registered holder of this Note is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Note will be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Issuer.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid until the Certificate of Authentication hereon shall have been signed manually by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated: January 15, 2019

MARSH & McLENNAN COMPANIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By
Authorized Signatory

Dated:

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Note of Marsh & McLennan Companies, Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Issuer with full power of substitution in the premises.

Dated:___________________

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

MARSH & McLENNAN COMPANIES, INC.

4.900% Senior Notes due 2049

The initial aggregate principal amount of this Global Security is $[500,000,000] / [500,000,000] / [250,000,000]. The following increases or decreases in this Global Security have been made:

No: _____

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

MARSH & McLENNAN COMPANIES, INC.

4.900% Senior Notes due 2049

This Note is one of a duly authorized series of Securities (referred to in the Base Indenture (hereafter defined)), of the Issuer (herein sometimes referred to as the “Notes”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Base Indenture”), dated as of July 15, 2011 between the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented in the case of the Notes by the Eleventh Supplemental Indenture, dated as of January 15, 2019, between the Issuer and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Notes. This series of Notes is initially limited in aggregate principal amount as specified in said Eleventh Supplemental Indenture. This series of Notes and any Additional Notes of this series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. The terms and conditions of this series of Notes and any Additional Notes of this series (other than the issue price, the date of issuance, the payment of interest accruing prior to the issue date of the Additional Notes and the first payment of interest following such issue date) shall be the same and shall bear the same CUSIP number.

The Notes may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The redemption price (the “Redemption Price”) of the Notes to be redeemed shall be calculated as follows, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to but excluding the redemption date:

(A) If the redemption date is prior to September 15, 2048, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed that would be due if the Notes matured on September 15, 2048 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 30 basis points.

(B) If the redemption date is on or after September 15, 2048, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed.

In case the Issuer shall desire to exercise such right to redeem all or, as the case may be, a portion of the Notes, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed by transmitting a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption to such holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

Each such notice of redemption shall specify the amount of Notes to be redeemed, the date fixed for redemption and the applicable Redemption Price at which the Notes are to be redeemed, and shall state that payment of the Redemption Price of such Notes to be redeemed will be made at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue; except that interest shall continue to accrue on any such Note or portion thereof with respect to which the Issuer defaults in the payment of such Redemption Price and accrued interest. If less than all the Notes are to be redeemed, the notice to the holders of the Notes to be redeemed in whole or in part shall specify the particular Notes to be redeemed. In case any Note is to be redeemed in part only, the notice that relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such security, a new Note in principal amount equal to the unredeemed portion thereof will be issued.

If the Trustee is to provide notice to the holders of the Notes as described herein, for a partial or full redemption, the Issuer shall give the Trustee at least 45 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Notes to be redeemed, and thereupon, in the case of a partial redemption, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary in a manner that provides for the selection of a portion or portions (equal to two thousand U.S. dollars ($2,000) or integral multiples of $1,000 in excess thereof) of the principal amount of such Notes of a denomination larger than $2,000.

The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Notes for redemption and to give notice of redemption in the manner set forth in this Note, such notice to be in the name of the Issuer or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the

Trustee or any such paying agent, the Issuer shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions stated herein.

Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of the Notes to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and interest on such Notes shall cease to accrue on and after the date fixed for redemption, unless the Issuer shall default in the payment of such Redemption Price and accrued interest.

“Comparable Treasury Issue” means, with respect to the Notes, the United States Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming for this purpose, that the Notes matured on September 15, 2048) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker is provided with fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Reference Treasury Dealer” means (i) Goldman Sachs & Co. LLC and its successors, (ii) Citigroup Global Markets Inc. and its successors, (iii) Deutsche Bank Securities Inc. and its successors and (iv) Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successors, who are primary U.S. Government securities dealers for the City of New York (each a “Primary Treasury Dealer”), and any other Primary Treasury Dealer as the Issuer may specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Issuer will substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date in respect of the Notes, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date in respect of the Notes, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) extend the fixed maturity of any Securities, including the Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class), to waive any past default in the performance of any of the covenants contained in the Base Indenture, or established pursuant to the Base Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Notes, in which case, each such affected series voting as a separate class. Any such consent or waiver by the registered holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Notes. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer’s timely delivery of all reports and certificates required under Section 5.03 of the Base Indenture and to fulfill its obligations under Article VII of the Indenture. If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in principal amount of the Outstanding Notes (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Base Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Base Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the Notes at the time Outstanding (voting as provided in Section 6.04(b) of the Base Indenture) a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES INCLUDING THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

Exhibit F

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE BASE INDENTURE, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. 1	$300,000,000

CUSIP No. 571748 BK7

ISIN No. US571748BK77

MARSH & McLENNAN COMPANIES, INC.

Floating Rate Senior Notes due 2021

MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on December 29, 2021 and to pay interest on said principal sum from January 15, 2019 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for quarterly on March 29, June 29, September 29 and December 29 of each year commencing March 29, 2019 at the rate of LIBOR (as defined below) plus 1.200% per annum, computed as set forth below, until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the 15th calendar day immediately preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the registered holder of this Note is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Note will be made at such place and to such account as may be designated by DTC.

The rate at which the Notes shall bear interest shall be as determined by the Calculation Agent as set forth below, subject to the maximum interest rate permitted by New York law (as the same may be modified by United States law of general application). Interest on the Notes for any interest period shall be equal to LIBOR on the Interest Determination Date for such interest period, plus 1.200%.

Promptly upon determination, the Calculation Agent will inform the Trustee, if the Trustee is not then serving as the Calculation Agent, and the Issuer of the interest rate for the next interest period. Absent willful misconduct, bad faith or manifest error, the determination of the interest rate by the Calculation Agent shall be binding and conclusive on the respective holders of the Floating Rate Notes, the Trustee and the Issuer. Upon request from any holder of Note, the Calculation Agent will provide the interest rate in effect for the Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

The accrued interest for any period shall be calculated by multiplying the principal amount of a Note by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal rounded upwards if necessary) shall be computed by dividing the interest rate (expressed as a decimal rounded upwards if necessary) applicable to such date by 360. All percentages resulting from any calculation of the interest rate with respect to the Notes will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655) and 9.876544 (or .09876544) would be rounded to 9.87654% (or .0987654)). Dollar amounts resulting from such calculation shall be rounded to the nearest cent, with one-half cent being rounded upward.

“Calculation Agent” means The Bank of New York Mellon, or such successor calculation agent as the Issuer appoints.

“Interest Determination Date” means, for any interest period, two London Business Days prior to the applicable Interest Reset Date for such interest period; provided, for the initial interest period for the Notes, the Interest Determination Date means January 11, 2019.

“Interest Reset Date” means March 29, June 29, September 29 and December 29 in each year.

“LIBOR” shall mean the offered rate for deposits in U.S. dollars for the three-month period which appears on Reuters Screen LIBOR01 Page at approximately 11:00 a.m., London time; provided, for the initial interest period for the Floating Rate Notes, LIBOR shall mean an interpolated rate between the offered rates for deposits in U.S. dollars for the three-month period and the two-month period, each of which appears on Reuters Screen LIBOR01 Page at approximately 11:00 a.m., London time. If this rate does not appear on the Reuters Screen LIBOR01 Page, the Calculation Agent will determine the interest rate on the Floating Rate Notes for the applicable Interest Reset Date on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the Issuer at approximately 11:00 a.m., London time, two London Banking Days prior to such Interest Reset Date to prime banks in the London interbank market for a period of three months commencing on such Interest reset Date and in principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent shall request the principal London office of each such major London bank to provide a quotation of such rate. If at least two such quotations are provided, LIBOR for such Interest Reset Date will be the average of such quotations. If fewer than two quotations are provided, LIBOR for such Interest Reset Date shall be the average of the rates quoted by three major banks in New York, New York selected by the Issuer at approximately 11:00 a.m., New York time, two London Banking Days prior to the such Interest Reset Date for loans in U.S. dollars to leading banks for a period of three months commencing on such Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent shall request the principal New York office of each such major New York bank to provide a quotation of such rate. If fewer than three such quotations are provided, LIBOR for such Interest Reset Date shall be the same as the rate determined on the immediately preceding Interest Reset Date. Notwithstanding the foregoing, if prior to any Interest Reset Date, the Issuer determines that LIBOR has been permanently discontinued, LIBOR has been discontinued, then the Calculation Agent will use, at the direction of the Issuer, for each subsequent Interest Reset Date, the substitute or successor reference rate for LIBOR that has been selected by a central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) and whose use is consistent with then-accepted market practice for debt obligations such as the Floating Rate Notes (the “Alternative Rate”) and may, after consultation with Issuer, determine what business day convention to use, the definition of business day, the reference rate determination date to be used and any other relevant methodology for calculating such substitute or successor reference rate, including any adjustment factor needed to make such Alternative Rate comparable to the LIBOR in a manner that is consistent with industry-accepted practices for the use of such Alternative Rate for debt obligations such as the Floating Rate Notes (collectively, “Adjustments”). However, if the Issuer determines that there is no clear market consensus as to whether any rate has replaced LIBOR in customary market usage, the Issuer shall appoint in its sole discretion an independent financial advisor to determine an appropriate Alternative Rate and any Adjustments thereon, and the decision of the independent financial advisor will be binding on the Issuer, the Calculation Agent and the holders of the Floating Rate Notes; provided, if the Issuer determines that LIBOR has been permanently discontinued and, for any reason, an Alternative Rate has not been determined, LIBOR shall equal LIBOR for the interest period immediately preceding such Interest Reset Date.

“London Banking Day” means any day in which dealings in U.S. dollar deposits are transacted in the London interbank market.

“Reuters Screen LIBOR01 Page” means the display page so designated currently so designated on the Reuters Monitor Money Rates for the purpose of displaying London interbank offered rates of major banks (or any successor page).

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Issuer.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid until the Certificate of Authentication hereon shall have been signed manually by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated: January 15, 2019

MARSH & McLENNAN COMPANIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By
Authorized Signatory

Dated:

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Note of Marsh & McLennan Companies, Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Issuer with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

MARSH & McLENNAN COMPANIES, INC.

Floating Rate Senior Notes due 2021

The initial aggregate principal amount of this Global Security is $300,000,000. The following increases or decreases in this Global Security have been made:

No: _____

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

MARSH & McLENNAN COMPANIES, INC.

Floating Rate Senior Notes due 2021

This Note is one of a duly authorized series of Securities (referred to in the Base Indenture (hereafter defined)), of the Issuer (herein sometimes referred to as the “Notes”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Base Indenture”), dated as of July 15, 2011 between the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented in the case of the Notes by the Eleventh Supplemental Indenture, dated as of January 15, 2019, between the Issuer and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Notes. This series of Notes is initially limited in aggregate principal amount as specified in said Eleventh Supplemental Indenture. This series of Notes and any Additional Notes of this series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. The terms and conditions of this series of Notes and any Additional Notes of this series (other than the issue price, the date of issuance, the payment of interest accruing prior to the issue date of the Additional Notes and the first payment of interest following such issue date) shall be the same and shall bear the same CUSIP number.

On or after December 29, 2019, the Notes may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The redemption price (the “Redemption Price”) of the Notes to be redeemed shall be equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount of the Notes being redeemed to but excluding the redemption date.

In case the Issuer shall desire to exercise such right to redeem all or, as the case may be, a portion of the Notes, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed by transmitting a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption to such holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

Each such notice of redemption shall specify the amount of Notes to be redeemed, the date fixed for redemption and the applicable Redemption Price at which the Notes are to be redeemed, and shall state that payment of the Redemption Price of such Notes to be redeemed will be made at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue; except that interest shall continue to accrue on any such Note or portion thereof with respect to which the Issuer defaults in the payment of such Redemption Price and accrued interest. If less than all the Notes are to be redeemed, the notice to the holders of the Notes to be redeemed in whole or in part shall specify the particular Notes to be redeemed. In case any Note is to be redeemed in part only, the notice that relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such security, a new Note in principal amount equal to the unredeemed portion thereof will be issued.

If the Trustee is to provide notice to the holders of the Notes as described herein, for a partial or full redemption, the Issuer shall give the Trustee at least 45 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Notes to be redeemed, and thereupon, in the case of a partial redemption, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary in a manner that provides for the selection of a portion or portions (equal to two thousand U.S. dollars ($2,000) or integral multiples of $1,000 in excess thereof) of the principal amount of such Notes of a denomination larger than $2,000.

The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Notes for redemption and to give notice of redemption in the manner set forth in this Note, such notice to be in the name of the Issuer or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Issuer shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions stated herein.

Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of the Notes to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and interest on such Notes shall cease to accrue on and after the date fixed for redemption, unless the Issuer shall default in the payment of such Redemption Price and accrued interest.

If, (A) the Issuer’s pending acquisition of Jardine Lloyd Thomson Group plc (the “Acquisition”) is not completed by the parties to that certain Cooperation Agreement, dated as of September 18, 2018, by and among the Issuer, MMC Treasury Holdings (UK) Limited, a wholly-owned subsidiary of the Issuer, and Jardine Lloyd Thomson Group plc (the “Cooperation Agreement”), on or prior to December 31, 2019, (B) the Cooperation Agreement is terminated or (C) the Issuer notifies the Trustee that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), then the Issuer shall redeem all of the Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Special Mandatory Redemption Notes to be redeemed, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

Upon the occurrence of a Special Mandatory Redemption Event, promptly, but in no event more than five Business Days, following such Special Mandatory Redemption Event, the Issuer shall deliver notice to the Trustee of such special mandatory redemption and the date upon which such Special Mandatory Redemption Notes will be redeemed, which shall be no later than the third Business Day following the date of such notice (the “Special Mandatory Redemption Date”), and a notice to registered holders of the Notes that such Notes shall be redeemed and specifying the Special Mandatory Redemption Date and such other information as required, to the extent applicable, by the Base Indenture (the “Special Mandatory Redemption Notice”), which shall be delivered in the name and at the expense of the Issuer. The Trustee shall promptly mail or electronically deliver the Special Mandatory Redemption Notice, according to the procedures of The Depository Trust Company, to each registered holder of Notes to be redeemed at such holder’s registered address.

If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under the Notes shall terminate.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) extend the fixed maturity of any Securities, including the Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class), to waive any past default in the performance of any of the covenants contained in the Base Indenture, or established pursuant to the Base Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Notes, in which case, each such affected series voting as a separate class. Any such consent or waiver by the registered holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Notes. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer’s timely delivery of all reports and certificates required under Section 5.03 of the Base Indenture and to fulfill its obligations under Article VII of the Indenture. If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in principal amount of the Outstanding Notes (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Base Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Base Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the Notes at the time Outstanding (voting as provided in Section 6.04(b) of the Base Indenture) a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES INCLUDING THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.